MANAGEMENT SUBORDINATION AGREEMENT

Dated as of ________, 2011

SB Partners Real Estate Corporation
1251 Avenue of the Americas
New York, New York 10020
Attn: George N. Tietjen, III
(Hereinafter referred to as “Manager”)

SB Partners
1251 Avenue of the Americas
New York, New York 10020
Attn: George N. Tietjen, III
(Hereinafter referred to as “Borrower”)

Wells Fargo Bank, National Association
375 Park Avenue, 5th Floor
MAC: J0127-051
New York, NY 10152
Attn: Michael Cook
(Hereinafter referred to as “Lender”)

This Agreement refers to the loan made by Lender to Borrower (the “Loan”) as evidenced by that certain Promissory Note, dated September 17, 2007 (the “Original Note”) which is or has been replaced by two promissory notes (collectively, the “Replacement Notes”) dated as of even date herewith, and on terms and conditions set forth in, that certain Loan Agreement dated as of __________, 2011 (the “Effective Date”) (as modified from time to time, the “Loan Agreement”).  Capitalized terms used herein but not otherwise defined shall be as defined in the Loan Agreement.  The Replacement Notes, the Loan Agreement and all other documents executed and/or delivered in connection with the Loan are hereinafter collectively referred to as the “Loan Documents”.

Manager is the manager of Borrower pursuant to that certain Management Contract dated as of December 4, 1970 with Borrower (the “Management Agreement”). Under the terms of the Loan Documents, Borrower has agreed to cap the fee payable to Manager (the “Management Fee”) as follows:  as of the 12 month period ended December 31, 2010, the annual Management Fee was $852,483, provided, however, so long as the Loan shall be outstanding such Management Fee shall not exceed 50% of the lesser of (a) the Management Fee as calculated pursuant to the Management Agreement or (b) $852,483, during any 12 month period commencing on the Effective Date (the “Management Fee Cap”).  The annual Fund Management Fee and shall not be changed except with the consent of Lender, which consent Lender may withhold in its sole discretion

In consideration of Lenders providing the Loan to Borrower, Manager hereby agrees as follows:

REPRESENTATIONS AND AGREEMENTS. Representation. Manager hereby represents and warrants that a true and correct copy of the Management Agreement is attached as Exhibit A hereto and the Management Agreement has not been amended or modified or assigned except as set forth in said Exhibit A. Manager represents and warrants that (a) the Management Agreement is in full force and effect, (b) to Manager’s knowledge neither Manager nor Borrower is in default under the Management Agreement, (c) neither Manager nor Borrower has given or received any notice for the purpose of terminating the Management Agreement, (d) sums due and payable to Manager under the Management Agreement as of the date hereof have been paid in full, except for pending amounts relating to the current payment cycles, (e) Manager is duly organized and validly existing under the laws of the State of its formation and has all necessary power and authority to enter into and perform its obligations under this Agreement and the Management Agreement, and (f) that pursuant to the Management Agreement the annual Management Fee is equal to (x) 2% of the sum of the average daily Aggregate Capital Investment Account and the average daily Amortization Account of Borrower and (y) ½ of 1% of the average daily Capital Cash Account of Borrower, which as of the 12 month period ended December 31, 2010 was $852,483.  Borrower represents and warrants that (a) the Management Agreement is in full force and effect and has not been amended or modified or assigned except as set forth in this Assignment, (b) to Borrower’s knowledge neither Manager nor Borrower is in default under the Management Agreement, (c) neither Manager nor Borrower has given or received any notice for the purpose of terminating the Management Agreement, (d) sums due and payable to Manager under the Management Agreement as of the date hereof have been paid in full, except for pending amounts relating to the current payment cycles, (e) Borrower is duly organized and validly existing under the laws of the State of its formation and has all necessary power and authority to enter into and perform its obligations under this Agreement and the Management Agreement, and (f) that pursuant to the Management Agreement the annual management fee is equal to (x) 2% of the sum of the average daily Aggregate Capital Investment Account and the average daily Amortization Account of Borrower and (y) ½ of 1% of the average daily Capital Cash Account of Borrower, which as of the 12 month period ended December 31, 2010 was $852,483.  Consent. Manager hereby consents to the Management Fee Cap and agrees not to accept any amounts with respect to the Management Fee in excess of the Management Fee Cap. Notice. In the event of a default by Borrower under the Management Agreement, Manager shall promptly give written notice of such default to Lender and Borrower.  Borrower Default. During the continuation of a Default under the Loan, Lender may deliver written notice of the same to Manager.  Subordination.  The Management Fee and other compensation due and owing to Manager pursuant to the Management Agreement shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Loan, regardless of whether such encumbrances in favor of Lender presently exist or are hereafter created or attach.  Without the prior written consent of Lender, Manager shall not (i) exercise or enforce any creditor’s right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Manager.  Except as otherwise expressly provided in this Section, the Management Agreement and all of Manager’s rights thereunder are, and at all times shall be, unconditionally junior and subordinate to the terms of the Loan Documents.  Funds Held in Trust.  Notwithstanding anything to the contrary in the foregoing or in the Management Agreement, in the event that Manager nonetheless receives fees in excess of the Management Fee Cap, then (a) such amounts shall be held in trust for the benefit, and as the property, of Lender, (b) such amounts shall not be commingled with any other funds or property of Borrower or Manager, and (c) Borrower or Manager shall turn over such amounts to Lender within one (1) business day of receipt thereof, which amounts shall be applied in accordance with the order of priority set forth in the Loan Agreement.  Bankruptcy.  In any bankruptcy or other proceeding in which the filing of claims is required by law, Manager shall file all claims which Manager may have against Borrower and shall assign to Lender all rights of Manager thereunder as security to Lender for the payment of Borrower’s obligations with respect to the Loan.  If Manager does not file any such claim, within 10 days after notice and demand given by Lender to Manager, Lender, as attorney-in-fact for Manager, is hereby authorized to do so in the name of Manager or, in Lender’s discretion, to assign the claim to a nominee and to cause one or more proof(s) of claim to be filed in the name of Lender’s nominee.  The foregoing power of attorney is coupled with an interest and cannot be revoked.  Lender or its nominee shall have the right, in its sole discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do.  In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Manager hereby assigns to Lender all of Manager’s rights to any such payments or distributions; provided, however, Manager’s obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution.  If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under the Loan.

MISCELLANEOUS. Assignment. This Agreement and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Lender’s interests in and rights under this Agreement and other Loan Documents are freely assignable, in whole or in part, by Lender. Applicable Law. This Agreement shall be governed by and construed under the laws of the State of New York. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Notices. All notices, requests, demands, statements, authorizations, approvals, directions, consents and other communications provided for herein shall be given or made in writing and shall be deemed sufficiently given or served for all purposes as of the date (a) when hand delivered (provided that delivery shall be evidenced by a receipt executed by or on behalf of the addressee), (b) three (3) days after being sent by postage pre-paid registered or certified mail, return receipt requested, (c) one (1) business day after being sent by reputable overnight courier service (with delivery evidenced by written receipt), or (d) with a simultaneous delivery by one of the means in clauses (a), (b) or (c) above, by facsimile, when sent, with confirmation, in each case addressed to the intended recipient at the address set forth on in the preamble hereof, or, as to any party, at such other address as shall be designated by such party in a notice to each other party hereto. Notices to Lender must include the mail code. Binding Contract.  Manager by execution of and Lender by acceptance of this Agreement agree that each party is bound to all terms and provisions of this Agreement. Amendments. No waivers, amendments or modifications of this Agreement shall be valid unless in writing and signed by an officer of Lender.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF MANAGER BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND CONTINUE THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[SIGNATURE PAGE FOLLOWS]

858883v5   012381.0100

              IN WITNESS WHEREOF, Manager has caused this Agreement to be executed on the day and year first written above.

MANAGER:

SB PARTNERS REAL ESTATE CORPORATION, a New York corporation

By:           /s/ George N. Tietjen III

Name:           George N. Tietjen, III

Title:           Vice President

BORROWER:

SB PARTNERS, a New York limited partnership

By: SB Partners Real Estate Corporation, a New York corporation, its sole general partner

       By: /s/ George N. Tietjen III
       Name: George N. Tietjen III
       Title: Vice President

858883v5   012381.0100

EXHIBIT A

Management Agreement

See Attached.

858883v5   012381.0100